1January 2022 NASDAQ: ATRS | January 2022 Investor Presentation EX 99.1

2January 2022 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to: the Company’s ability to achieve the updated 2021 full-year revenue guidance; the uncertainty regarding the ongoing COVID-19 pandemic, including new strains of the virus, and the mitigation measures and other restrictions implemented in response to the same and the impact on demand for our products, new patients and prescriptions, future revenue, product supply, clinical trials and our overall business, operating results and financial condition; commercial success of XYOSTED® and future revenue from the same; market acceptance of Teva’s generic epinephrine auto-injector product and future revenue from the same; successful commercialization of NOCDURNA® in the U.S. and future revenue from the same; the ability of the subsidiary of Otter Pharmaceuticals, Inc. to make all required payments under the agreements; uncertainties regarding future FDA approval of TLANDO®, market acceptance and future revenue from the same, whether Antares will exercise the option for LPCN 1111 (TLANDO XR) and if exercised, future timing and success of the clinical development program for TLANDO XR and future FDA approval, market acceptance and revenue from the same; whether the FDA will withdraw marketing approval for AMAG Pharmaceuticals’ Makena® subcutaneous auto injector following the FDA letter seeking withdrawal, whether AMAG will be granted an appeal hearing and if granted, whether Makena® will be successful and future prescriptions, market acceptance and revenue from the same; Teva’s ability to successfully commercialize VIBEX® Sumatriptan Injection USP and the amount of revenue from the same; Teva’s ability to successfully commercialize generic teriparatide in Europe, Canada and Israel and future revenue from the same, successful development including the timing and results of the Phase 3 trial of the drug device combination product for selatogrel with Idorsia Pharmaceuticals and FDA and global regulatory approvals and future revenue from the same; the timing and results of the clinical development program for ATRS-1902 adrenal crisis rescue auto-injector, future NDA submission and FDA approval of the same, and if approved, future market acceptance and revenue for the same; FDA approval of Teva’s ANDAs for both generic Forteo® and generic Byetta® and future revenue from the same; the timing and results of the Company’s or its partners’ research projects or clinical trials of product candidates in development including ATRS-1901 and ATRS-1903 as well as Pfizer’s undisclosed development product; actions by the FDA or other regulatory agencies with respect to the Company’s products or product candidates of its partners; continued growth in product, development, licensing and royalty revenue; the Company’s ability to meet loan extension and interest only payment milestones and the ability to repay the debt obligation to Wells Fargo; the Company’s ability to obtain financial and other resources for its research, development, clinical, and commercial activities and other statements regarding matters that are not historical facts, and involve predictions. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ''may'', ''will'', ''should'', ''would'', ''expect'', ''intend'', ''plan'', ''anticipate'', ''believe'', ''estimate'', ''predict'', ''potential'', ''seem'', ''seek'', ''future'', ''continue'', or ''appear'' or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the "Risk Factors" section of the Company's Annual Report on Form 10-K, and in the Company's other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law. ©2022 Copyright Antares Pharma, Inc. All Rights Reserved.

3January 2022 Leverage pharmaceutical and medical device expertise to develop innovative products that address needs in underserved therapeutic areas Investment Highlights Diversified revenue provides opportunities for continued growth Commercial XYOSTED® and NOCDURNA® Commercial Generic EpiPen®, Generic Forsteo® (ROW), Sumatriptan and Makena® Development Teva (Generic Forteo® (US) and Generic Byetta®), Idorsia Pharmaceuticals (selatogrel) and Pfizer (undisclosed) 2020 revenue of $149.6M (+21% vs. 2019) 2021 revenue guidance of $180-190M (+20-27% vs. 2020) Gross margin at 64% for the nine months ended September 30, 2021 as proprietary products represent 43% of total revenue Strong balance sheet with $57.4 million in cash and cash equivalents as of September 30, 2021 Generated $27.1M cash from operations for the nine months ended September 30, 2021 Multiple opportunities for future value creation Partner Business Development TLANDO®, ATRS-1901, ATRS-1902 and ATRS-1903 Proprietary Products

4January 2022 Long-Term Growth Strategy Expand Partnership Opportunities A leader in self-administered injection technology Support life-cycle management solutions Disciplined Capital Allocation Corporate development In-licensing opportunities Enhance Proprietary Portfolio Support research and development Leverage salesforce Strong Financials Drive operational efficiency Increase margin profile and EPS

5January 2022 42% 34% 10% 14% FY 2020 32% 42% 6% 20% FY 2019 28% 47% 11% 14% FY 2018 Rapidly Growing and Diversified Revenue Mix Proprietary Products Partner Products Development Royalty Revenue $63.6M Revenue $123.9M Revenue $149.6M 43% 23% 12% 22% 9M 2021 Revenue $135.3M

6January 2022 Proprietary Products (desmopressin acetate) sublingual tablet

7January 2022 Patient-Centric Innovation Drives Strategy Targeting two therapeutic areas with significant market opportunities UROLOGY & ENDOCRINOLOGY Focus on patient populations with unmet needs Target addressable physician audiences for efficient commercialization Identify and develop innovative, differentiated assets Leverage integrated capabilities $13.3 $15.1 $17.9 $17.5 $39.2 $62.9 $58.5 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2015 2016 2017 2018 2019 2020 9M 2021* Proprietary Revenue (in millions) * Includes OTREXUP® prior to asset sale to Assertio

8 Innovative self-delivery of testosterone (T) replacement therapy for at-home use • T levels maintained for as long as the patient remains on therapy* • Convenient, once-a-week dosing • Virtually painless subcutaneous injection ~75% of all commercial lives covered 18 Orange Book listed patents extending to 2038 XYOSTED® (testosterone enanthate) for injection Once Weekly Painless Steady PK Low Risk of Transfer Please see Prescribing Information including important safety information and boxed warning. In-Licensed: TLANDO® (testosterone undecanoate) Granted tentative FDA approval in December 2020. Expect final FDA approval upon expiration of Jatenzo’s exclusivity on March 27, 2022 2X/daily oral administration First oral TRT without titration requirement Achieved normal testosterone levels with low/med/high fat food intake 6 Orange Book listable patents pending final FDA approval extending to 2030 Expect to launch in 2Q 2022 pending final FDA approval*Studied for 52 weeks when taken every week, as directed. Achieving desired blood levels may require dose adjustments at Week 7 based upon Week 6 blood levels. Some patients fell below minimum level of 300 ng/dL despite dose adjustments.

9January 2022 Testosterone Market Once Weekly Painless Efficacious Steady PK No Risk of Transfer 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 2020 TRT Growth: 6.8% 2020 TRT INJECTABLE Growth: 7.3% 2020 TRT Topical Growth: 1.0% 2020 TRT TRx: 7.6M 2020 TRT Injectable TRx: 5.6M 2020 TRT Topical TRx: 1.8M IQVIA Data

10January 2022 XYOSTED® Quarterly TRx Growth Written by ~11,000 different physicians (since launch) 3Q 2021 TRx’s increased >40% year-over-year 3Q 2021 TRx’s increased >5% sequentially 3,207 6,485 10,290 14,064 16,777 17,685 21,461 23,274 24,493 27,961 29,795 796 4,517 8,893 13,638 16,387 20,589 22,536 26,528 26,580 30,877 32,195 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q  2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Quarterly TRx Growth NRx Refills 49,802 38,274 27,702 19,183 11,001 4,003 IQVIA Calculated Packaged Units 33,164 43,997 51,073 58,838 61,990

Focused Sales Effort to Optimize Current Portfolio


Mexico

National Footprint

- Branded TRT and Desmopressin/OAB
- ~95% of TRT prescribers in the top 3 deciles is covered
- ~50%+ of NOCDURNA® targets are also XYOSTED® targets
- Every territory has 120-150 top decile prescriber

- Recently expanded sales team
  - **104 FTE**: 90 SAR, 12 RSM, 2 ASD
  - **7 PSR**: Flexible 'virtual' team for patient services/tele detailing
- Promotional allocation
  - 70% XYOSTED®
  - 30% NOCDURNA®
- Target universe: ~13,500 Urology, Endocrinology and PCP (select)

January 2022 11

In-Licensed:

NOCDURNA® (desmopressin acetate)



Nocdurna
(desmopressin acetate) Sublingual
55.3 mcg per tablet
Nocdurna
(desmopressin acetate) Sublingual Tablets
27.7 mcg per tablet

- **FDA-approved** vasopressin analog indicated for the treatment of nocturia due to nocturnal polyuria in adults who awaken at least two times a night to void
  - First and only sublingual tablet that targets the kidneys
  - Short-acting desmopressin is underutilized due to poor disease state and product awareness
- Nocturia affects ~**40 million adults in U.S**.
- **~50%+ prescriber alignment** overlap between NOCDURNA® and XYOSTED®
- **Relaunched** commercially in March 2021

NOCDURNA® reduced nighttime voids by nearly half[1]



52%
43%
WOMEN
(N=118)
MEN
(N=102)

References: 1. NOCDURNA prescribing information. Parsippany, NJ: Ferring Pharmaceuticals Inc. 2. Aditya S et al. Int J Appl Basic Med Res. 2012;2(2):77-83
Please see Prescribing Information including important safety information and boxed warning.

January 2022 12

13January 2022 NOCDURNA® Works Quickly A sublingual tablet that dissolves rapidly1 Administered without water1 Onset action occurs within 30 minutes1 Therapeutic effect as early as the first night1 Elimination from the body starts quickly, within a half-life of 2.8 hours1 Antidiuretic effect lasts 6 hours1 Sublingual tablet formulation does not undergo first-pass hepatic metabolism1 52% 43% References: 1. NOCDURNA prescribing information. Parsippany, NJ: Ferring Pharmaceuticals Inc. 2. Aditya S et al. Int J Appl Basic Med Res. 2012;2(2):77-83 Please see Prescribing Information including important safety information and boxed warning. * Source: Bloomberg 0 100 200 300 400 500 600 700 800 NOCDURNA® Monthly TRx* NRx Refills

14January 2022 ATRS-1901 Urology Asset Antares Assets in Development ATRS-1902 for Adrenal Crisis Rescue Completed Pre-IND meeting with FDA Filed IND with FDA in June 2021 Reported positive Phase I study results Expect to initiate BE and human factor study in 2022 Expect to file 505(b)(2) NDA with FDA by YE 2022 ATRS-1901: Urology Asset Completed Pre-IND meeting with FDA Expect to conduct preclinical studies Expected IND filing in 2022 ATRS-1903 Immunology Asset ATRS-1903: Immunology Rescue Pen Completed formulation Expect to conduct preclinical studies ATRS-1902 Endocrinology Asset

ATRS-1902 for Adrenal Crisis Rescue

- ATRS-1902 seeking indication for acute adrenal insufficiency, or adrenal crisis, in adults and adolescents using Vai™, a novel proprietary auto-injector platform to deliver hydrocortisone
- Simple (2-step), integrated device versus standard-of-care, Solu-Cortef® sterile powder that requires reconstitution and multiple steps
- Phase I study results met its primary objective showing ATRS-1902 delivered a comparable PK profile to Solu-Cortef®. The study also demonstrated that ATRS-1902 was safe and well tolerated.
- Liquid stable formulation of hydrocortisone at room temperature
- Estimated ~140K U.S. patient population with adrenal insufficiency (1)(2)(3)
- Endocrinology prescriber overlap with XYOSTED®



Vai™
Auto-Injector
antares



Solu-Cortef®
1000 mg*

Solu-Cortef® Prescribers(4)



62%
6%
6%
12%
14%
ENDOCRINOLOGY
PEDIATRICS
NURSE PRACTITIONER
PRIMARY CARE
ALL OTHERS

(1) Bornstein SR, Allolio B, Arlt W, et al. Diagnosis and treatment of primary adrenal insufficiency: an Endocrine Society clinical practice guideline. The Journal of Clinical Endocrinology and Metabolism. 2016;101(2):364–369.
(2) Charmandari E, Nicolaides NC, Chrousos GP. Adrenal insufficiency. Lancet. 2014;383(9935):2152–2167.2 of 3
(3) Chabre O, Goichot B, Zenaty D, Bertherat J. Group 1. Epidemiology of primary and secondary adrenal insufficiency: prevalence and incidence, acute adrenal insufficiency, long-term morbidity and mortality. Annals of Endocrinology (Paris). 2017;78(6):490–494.
(4) IQVIA data

January 2022 15

16January 2022 Deep Device Knowledge Partner Business: Extensive Regulatory Expertise and Success Tailored Durable Asset Development PHARMACEUTICAL TECHNOLOGY PARTNER $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2015 2016 2017 2018 2019 2020 9M 2021 Partner Product License and Development Royalties $32.4 $46.1 $36.6$37.1 $84.7 $86.7 $76.8 Partner Business Revenue (in millions)

17January 2022 Commercial Experience Teva’s Generic EpiPen FDA-approved as therapeutically equivalent to Mylan’s EpiPen® and fully substitutable at the pharmacy Antares receives cost plus margin on all devices sold to Teva plus mid-to-high, single-digit royalties on net sales EpiPen, Jr. launched in August 2019 Teva garnered ~58% share of EpiPen market in 3Q 2021

18January 2022 Generic EpiPen® Quarterly TRx Prescription Trends Bloomberg/Symphony Health Solutions 28,750 / 6% 125,000 / 22% 237,000 / 27% 183,000 / 36% 206,000 / 43% 176,000 / 38% 293,000 / 43% 232,000 / 48% 305,000 / 53% 445,000 / 58% 561,000 / 58% 448,750 568,000 862,000 506,000 484,000 465,000 676,000 483,000 580,000 767,000 975,000 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Teva Mylan Total Epi Market

19January 2022 Teva launched ROW 12 European countries Israel and Canada Forteo® 2020 revenue $510 million in U.S. by Lilly $536 million in ROW by Lilly Attractive economics to ATRS Supply devices at reasonable margin Royalties escalating to mid-teens Potential FDA approval Expect fully substitutable at pharmacy Expect 6 month exclusivity : Generic Forteo® (teriparatide)

20January 2022 Global Development Agreement with Idorsia Pharmaceuticals for selatogrel, a New Chemical Entity, with the QuickShot® auto injector selatogrel Selatogrel is a potent and highly selective P2Y12 receptor antagonist intended for the treatment of suspected Acute Myocardial Infarction (AMI) Phase 2 data demonstrated that subcutaneous administration of selatogrel showed fast and reversible inhibition of platelet aggregation in patients Idorsia initiated global Phase 3 study in June 2021 “SOS-AMI” Selatogrel Outcome Study in Acute Myocardial Infarction Special Protocol Assessment Agreement Granted fast track designation SUPPLY fully packaged product at cost plus margin and ROYALTIES escalating to low double digits

Myocardial Infarction Market Opportunity

antares pharma

~8.4 million Americans*

have survived a Myocardial Infarction (MI)

- ~800,000 occurrences of new or recurrent MI[1] annually
- 600,000 have a first MI + 200,000 have a recurrent MI



Product Justification

to potentially change the way AMI is treated

Potent and highly selective antagonist of $P2Y_{12}$ receptor

"Fast" onset of action (within 15 min)
- for emergency use
- to quickly restore blood flow
- to keep heart muscle alive
- to stop heart attack process

"Short" duration of action
- limits bleeding risk
- to allow safe catherization and/or angioplasty

Easy to use and suitable for subcutaneous injection
- no HCP required to begin treatment

Safety demonstrated in Phase 2 results

1. Mozaffarian D et al. Circulation 2016
* American Heart Association

January 2022 21

Diversified Product Portfolio

Targeted investments designed to fuel growth through 2025 and beyond

PRODUCT	MOLECULE	COMPANY	PRECLINICAL	CLINICAL	FILED	APPROVED	MARKETED
XYOSTED®	Testosterone	antares pharma					
NOCDURNA®	Desmopressin Acetate	antares pharma					
SUMATRIPTAN	Sumatriptan	teva					
EPINEPHRINE	Epinephrine	teva					
MAKENA®	Hydroxyprogesterone	amag					
TERIPARATIDE (ROW)	Teriparatide	teva					
TLANDO®	Testosterone	antares pharma					***
TERIPARATIDE (US)	Teriparatide	teva					
EXENATIDE	Exenatide	teva					
SELATOGREL	$P2Y_{12}$ Receptor Antagonist	idorsia					
UNDISCLOSED	Undisclosed	Pfizer					
ATRS-1902	Hydrocortisone	antares pharma					
ATRS-1901	Undisclosed	antares pharma					
ATRS-1903	Undisclosed	antares pharma					

*** Granted tentative FDA approval in December 2020

January 2022 22

23January 2022 45% 50% 51% 59% 58% 64% 0% 10% 20% 30% 40% 50% 60% 70% 2016 2017 2018 2019 2020 9M 2021 Gross Margin $52.2M $54.5M $63.6M $123.9M $149.6M $180-190M* 2016 2017 2018 2019 2020 2021 +4% vs. 2016 +21% vs. 2019 +17% vs. 2017 +95% vs. 2018 Revenue Growth and 2021 Projections Projected 5-Year CAGR of ~29%** * Revenue Guidance **Based on mid-point of 2021 revenue guidance +14% vs. 2015 ($24.3) ($16.7) ($6.5) ($2.0) $9.9 $17.2 (25.0) (15.0) (5.0) 5.0 15.0 2016 2017 2018 2019 2020 9M 2021 Net Income / (Loss) Before Taxes (in millions) +20-27% vs. 2020 0% 20% 40% 60% 80% 100% 2016 2017 2018 2019 2020 YTD 2021 R&D and SG&A as % of Total Revenue R&D SG&A 91% 80% 77% 58% 49% 49% 9M 2

24January 2022 2022 Invest and Grow Strategy Internal Pipeline Expansion Commercial Expansion of Organizational Structure and Capabilities Corporate Development New scalable structure to support future growth Efficient and scalable Leveraging resources to accelerate opportunities New candidates and accelerated screening

Antares Pharma: Long-Term Value Proposition

antares pharma

Diverse portfolio of commercialized products

Multiple growth drivers

- Continued XYOSTED® prescription growth
- Continued generic EpiPen® prescription growth
- Relaunch of NOCDURNA®
- Pending FDA approval and commercial launch of TLANDO®
- Potential FDA approval and U.S. launch of Teva's generic teriparatide and exenatide
- Pfizer development program
- Idorsia's selatogrel rescue pen development program

Proprietary R&D portfolio

- ATRS-1902 for adrenal crisis rescue
- ATRS-1901 for urology
- ATRS-1903 for immunology

Disciplined capital allocation

- Invest to diversify portfolio

Expanding operational capabilities

January 2022 25